UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                       NOVEMBER 9, 2007 (NOVEMBER 9, 2007)
                ________________________________________________
                Date of Report (Date of earliest event reported)


                           POINT BLANK SOLUTIONS, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


          DELAWARE                     001-13112                11-3129361
________________________________________________________________________________
(State of Incorporation)              (Commission              (IRS Employer
                                       File Number)          Identification No.)


                2102 SW 2nd Street, Pompano Beach, Florida 33069
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (954) 630-0900
               __________________________________________________
               Registrant's telephone number, including area code


                                 Not Applicable
                 ______________________________________________
                 (Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 9, 2007, Point Blank Solutions, Inc. (the "Company") issued a press release announcing financial results for its fiscal quarter ended September 30, 2007. A copy of this press release is furnished herewith as
Exhibit 99.1.

         The information in this Form 8-K and the Exhibit attached hereto pertaining to the Company's financial results shall neither be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS. (D) EXHIBITS.

(d) Exhibits.

         99.1 Press Release of the Company, dated November 9, 2007, regarding financial results for the quarter ended September 30, 2007.




















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               POINT BLANK SOLUTIONS, INC.



Date: November 9, 2007         By: /s/ JOHN SIEMER
                               _________________________________________________
                               Name:  John Siemer
                               Title: Chief Operating Officer and Chief of Staff






















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


                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION OF EXHIBIT

   99.1 Point Blank Solutions, Inc. Press Release, dated November 9, 2007, regarding financial results for the quarter ended September 30, 2007.































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